                               401(k) SALARY REDUCTION
                                ----------------------
                                   NON-STANDARDIZED
                                ----------------------
                                  ADOPTION AGREEMENT
                                ----------------------


                                 IRS Serial #D359971a

                               Approved April 30, 1992


                                        [LOGO]

                   1300 South Clinton Street  Fort Wayne, IN  46801

         Internal Revenue Service           Department of the Treasury
Plan Description: Prototype Non-standardized Profit Sharing Plan with CODA
FFN: 50337598001-007 Case: 9100610  EIN: 35-0472300
GFD: 01  Plan: 007  Letter Serial No:
0359971a                                    Washington DC 20224

    LINCOLN NATIONAL LIFE INSURANCE CO      Person to Contact Mr. Wolf

                                            Telephone Number (202) 566-6421
    1300 SOUTH CLINTON STREET
    PO BOX 2340                             Refer Reply to: E:EP:Q:1
    FORT WAYNE     IN      46801
                                            Date            04/30/92


Dear Applicant:

In our opinion, the form of the plan identified above is acceptable under section 401 of the Internal Revenue Code for use by employers for the benefit of their employees. This opinion relates only to the acceptability of the form of the plan under the Internal Revenue Code. It is not an opinion of the effect of other Federal or local statutes.

You must furnish a copy of this letter to each employer who adopts this plan. You are also required to send a copy of the approved Form of the plan, any approved amendments and related documents to each Key District Director of Internal Revenue Service in whose jurisdiction there are adopting employers.

Our opinion on the acceptability of the form of the plan is not a ruling or determination as to whether an employer's plan qualifies under Code section 401(a). Therefore, an employer adopting the form of the plan should apply for a determination letter by filing an application with the Key District Director of Internal Revenue Service on Form 5307, Short Form Application for Determination for Employee Benefit Plan.

If you, the sponsoring organization, have any questions concerning the IRS processing of this case, please call the above telephone number. This number is only for use of the sponsoring organization. Individual participants and/or adopting employers with questions concerning the plan should contact the sponsoring organization. The plan's adoption agreement must include the sponsoring organization's address and telephone number for inquiries by adopting employers.

If you write to the IRS regarding this plan, please provide your telephone number and the most convenient time for us to call in case we need more information. Whether you call or write, please refer to the Letter Serial Number and File Folder Number shown in the heading of this letter.

You should keep this letter as a permanent record. Please notify us if you modify or discontinue sponsorship of this plan.

                             Sincerely yours,


                             /s/ John Diveca
                             Chief, Employee Plans Qualifications Branch

                     THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                   NON-STANDARDIZED
                401(k) SALARY REDUCTION PLAN AND TRUST PROTOTYPE PLAN
                                  ADOPTION AGREEMENT
                                      PLAN #007
                      IRS SERIAL #D359971A  DATE APRIL 30, 1992

The     De Crane Aircraft Holdings, Inc. oka DAH, Inc.
    ---------------------------------------------------------------------------
                            (exact legal name of Employer)

(hereinafter referred to as the Employer), having its principal place of

business in        El Segundo,                             California
           -------------------------------------------------------------------
                      (City)                               (State)

hereby adopts The Lincoln National Life Insurance Company Non-Standardized 401(k) Salary Reduction Plan and Trust Prototype Plan, and further appoints as:

Trustee(s),     Robert A. Rankin
           -------------------------------------------------------------------

           ------------------------------------------------------------------;

Named Fiduciary*,    Same
                 ------------------------------------------------------------;

Plan Administrator*,    Same
                   ------------------------------------------------------; and

Agent for Legal Service of Process*,    Same
                                    -----------------------------------------;

    * If same as Employer, write 'Same'.

The Employer's Tax Year begins    January 1      and ends    December 31     .
                             --------------------        --------------------

Employer Telephone Number    (310) 536-0444       .
                        -------------------------

Business Code Number (same as shown on 1120)    3725           .
                                           -------------------

Date Business Commenced    December 15, 1989    .
                       ------------------------

In connection herewith, the Employer makes the following statements and selections:

         This Plan shall be known as    DAR Retirement Plan
                                     -----------------------------------------
                                            (name of Employer)

                                            401(k) Salary Reduction Plan and
         -----------------------------------

         Trust which shall be identified by Employer I.D. #    34-1645569
                                                           -------------------

         and Plan Serial #    001       (001, 002, etc. - assign sequentially).
                          --------------

The employer maintains, or has maintained, the following qualified plans: (List all plans, including this Plan, ever maintained by the Employer starting with Plan Serial #001.)

                                                                 Status
    Plan                                                         ------
   Serial #                       Type of Plan             In Force  Terminated
  ---------                       ------------             --------  ----------

    001              401(k)                                 [X]           [ ]
  ---------        ------------------------------------
    002                                                     [ ]           [ ]
  ---------        ------------------------------------
    003                                                     [ ]           [ ]
  ---------        ------------------------------------
    004                                                     [ ]           [ ]
  ---------        ------------------------------------
    005                                                     [ ]           [ ]
  ---------        ------------------------------------

         This Employer is:             Sole Proprietor
                                  ----
                                       Partnership
                                  ----
                                    X  Corporation
                                  ----
                                       S Corporation
                                  ----
                                       Professional Corporation
                                  ----
                                       Non Profit Corporation

[X] Yes  [ ] No    Is the Employer a member of a Controlled Group of
                   Corporations, a group of businesses under common control, or an Affiliated Service Group as defined below. This question must be answered "yes" or "no". If yes, complete the rest of this section.

In the case of a group of employers which constitutes a Controlled Group of Corporations, or an Affiliated Service Group [as defined in Sections 414(b) and 414(m), respectively, of the Internal Revenue Code], or which constitutes one or more trades or businesses whether or not incorporated which are under common control [as defined in Section 414(c)], all such employers shall be considered a single employer for purposes of determining plan qualification, minimum participation, benefit accrual, vesting standards, and limitations on benefits and contributions. The employers listed below are required to be aggregated with the adopting employer under Code Sections 414(b), (c), (m) or (o), and shall participate in this Plan to the extent indicated as evidenced by written resolution adopting this Plan. (If there are no affiliated employers, indicate None.)
----
         Employer            Employer       Participating       Participation
           Name                I.D. #         Employer          Effective Date
         --------            --------       -------------       --------------
Tri-Star Electronics
International, Inc.               34-1687242     [X] Yes [ ] No
-----------------------------     ----------     --------------
Cory Components                   95-3938746     [X] Yes [ ] No
-----------------------------     ----------     --------------
Hollingsead International         95-2500766     [X] Yes [ ] No
-----------------------------     ----------     --------------

-----------------------------     ----------     --------------

-----------------------------     ----------     --------------

If this Plan and Trust is adopted by more than one member of the aggregation group, this Plan

[X] (a) shall be administered as one plan (i.e., contributions, and forfeitures shall not be separated for each participating Employer).

[ ] (b) shall be administered as a single employer plan for each participating Employer [i.e., contributions shall be made by each Employer only for those Participants employed by such Employer and forfeitures shall be used to reduce the contribution made by the applicable Employer - each asset pool shall be considered a separate plan which must independently satisfy Code Section 401(a) (26)].

[ ] (c)  N/A

Any Employee of a participating Employer must receive credit for service while employed by any member of the aggregation group (including non-participating employers) for purposes of vesting and eligibility under this Plan from the date such Employer became a member of the aggregation group.

A-1.22 The adoption of this Plan constitutes: (check appropriate statement and provide information)

         [ ]  (a)  The initial adoption of this Plan and Trust by the

                   Employer.  The Effective Date of this Plan is
                                                                --------------

                   -----------------------------------------.
                             (month/day/year)

         [X]  (b)  An [X] amendment and restatement, or [ ] merger of the

                   following Plan(s) known as     DAH Retirement Plan       ,
                                              ------------------------------

                   ---------------------------------------------------------

                   ---------------------------------------------------------
                             (name of Plans and Trusts)

                   with the original effective date(s) of

                             January 1, 1993
                   ---------------------------------------------------------
                             (month/day/year)


                   The effective date of this amendment and restatement is

                             January 1, 1996
                   ---------------------------------------------------------
                             (month/day/year)


                          I.      DEFINITIONS

A-1.38 Hours of Service: Hours of Service shall be determined on the basis of the method selected below. The method selected shall be applied to all Employees. If the Elapsed Time Method is selected in A-1.74, Hours of Service as designated below shall be applicable for eligibility purposes only. (Select one)


              [X]  (a)  On the basis of actual hours for which an Employee is paid or entitled to payment.

              [ ]  (b)  On the basis of days worked.  An Employee shall be credited with ten (10) Hours of Service if, under
                        Section 1.38 of the Plan, such Employee would be credited with at least one (1) Hour of Service during such day.

              [ ]  (c)  On the basis of weeks worked.  An Employee shall be credited with 45 Hours of Service if, under Section
                        1.38 of the Plan, such Employee would be credited with at least one (1) Hour of Service during such week.

         [ ] (d) On the basis of semi-monthly payroll periods. An Employee shall be credited with 95 Hours of Service if, under Section
                   1.38 of the Plan, such Employee would be credited with at least one (1) Hour of Service during such semi-monthly period.

         [ ] (e) On the basis of months worked. An Employee shall be credited with 190 Hours of Service if under Section 1.38 of the Plan such Employee would be credited with at least one
                   (1) Hour of Service during such month.

A-1.54   Plan Year:  (Select one and complete)

         [X]  (a)  Shall be the consecutive 12 month period for which records for this Plan shall be maintained beginning each
                    January 1     and ending each   December 31.

         [ ]  (b)  There shall be a short Plan Year beginning              and
                   ending                .  (The Plan must retain its qualified
                   status during this period.)

                   All subsequent Plan Years shall begin each              and
                   end each                 .

                   The previous Plan Year prior to this amendment began
                                       and ended each               .

                   Adjustments for eligibility and vesting shall be made as required by Section 11.04 if the Plan Year is changed.

A-1.55 For purposes of establishing Present Value to compute the Top-Heavy Ratio, any benefit (under a Defined Benefit Plan) shall be discounted for mortality and interest based on the following: (If the Employer maintains a Defined Benefit plan, this section must be completed.)

              Interest Rate          %      Mortality Table


              [X]  N/A  The Employer has no Defined Benefit plan.

A-1.64   Years of Service with predecessor employer:

         Years of Service with                                  , for whom
         this Employer does not maintain a predecessor plan shall be considered under the Plan for purposes of: (select as desired)

         [ ]  (a)  Vesting

         [ ]  (b)  Eligibility

         [X]  (c)  None of the above

A-1.71 For purposes of computing the Top-Heavy Ratio, the Valuation Date shall be 12-31 of each year.

A-1.73 Vesting Years of Service: Years of Service credited for vesting shall exclude the years checked below subject to Section 11.03: (select as desired)

         [ ]  (a)  Years of Service before the Employee's        (cannot exceed
                   18) birthday. (If Regular Method is used, the Plan Year in which the Employee attains age 18 shall not be excluded.)

         [ ] (b) Years of Service prior to the original Effective Date of this Plan or a predecessor plan.

         [ ]  (c)  Years of Service prior to                  .  (Date selected
                   may not be later than the original effective date of this Plan or a predecessor plan.)

         [ ] (d) Years of Service during a period for which the Employee declined to contribute to a plan requiring Employee Contributions. In the case of a plan using the elapsed time method, the Service which shall be disregarded is the period with respect to which the mandatory contribution is not made.

         [X]  (e)  No exclusions.

         Note: In general, a predecessor plan is a plan which terminates within the five (5) year period immediately preceding or following the establishment of this Plan.

A-1.74   Years of Service shall be computed under the following method:
         (select one)

         [X] (a) Regular Method--based on Hours of Service credited under the method selected in A-1.38.

         [ ] (b) Elapsed Time Method--based on total time an Employee is employed without regard to actual hours credited as explained in Section 1.74 of this Plan.


                                   II. ELIGIBILITY

A-2.01   (a)  For purposes of plan coverage and benefits, employees of affiliated employers required to be aggregated with the Employer under Section 414(b), (c), (m) or (o) of the Code shall NOT be treated as Employees of the Employer unless such affiliated employers are identified as Participating Employers on page 2 of this Adoption Agreement.

              For purposes of plan coverage and benefits, the term "Employee"

              [ ]  (1) shall include

              [X]  (2) shall not include

              [ ]  (3) N/A (Employer has no "leased employees.")

              "leased employees" who are required to be considered employees of the Employer under Code Section 414(n) or (o).

         (b) The following classes of Employees of the Employer shall be eligible to participate in the Plan:

              [X]  (1)  All Employees

              [ ]  (2)  Hourly paid Employees

              [ ]  (3)  Salaried Employees

              [ ]  (4)  All Employees except Employees included in a unit of
                        Employees covered by a collective bargaining agreement between the Employer and Employee representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees of the Employer who are covered pursuant to that agreement are professionals as defined in Section 1.410(b)-9(g) of the Regulations. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

              [ ]  (5)  Other
                              -------------------------------------------

                              -------------------------------------------

              The above classes of Employees

              [ ]  (6)  shall

              [X]  (7)  shall not

              include Employees who are non-resident aliens
              [within the meaning of Section 7701(b)(1)(B)] and who receive no earned income (within the meaning of Section 911(d)(2)] from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3)].

         (c)  Minimum age and service requirements: (select one)

              [X]  (1)  An Employee shall become a Participant on the Entry
                        Date coincident with or next following Age 21 (cannot exceed 21) and the completion of 3 MOS. (cannot exceed 1 year) Eligibility Year of Service. MUST HAVE AT LEAST 2 ENTRY DATES, I.E., CANNOT ELECT (e)(1) BELOW.

                        If the Eligibility Year of Service includes a fractional year, an Employee shall not be required to complete any specified number of Hours of Service to receive credit for such fractional year.

              [X]  (2)  An Employee shall become a Participant on the Entry
                        Date coincident with or next following Age _____ (cannot exceed 20 1/2) and the completion of _____ [cannot exceed 1/2 year (6 months)] Eligibility Year of Service. USE THIS PROVISION ONLY WHEN (e)(1) (ONE
                        ENTRY DATE) IS ELECTED BELOW.

                        If the Eligibility Year of Service includes a fractional year, an Employee shall not be required to complete any specified number of Hours of Service to receive credit for such fractional year.

         (d)  The preceding election in A-2.01(o) notwithstanding, Employees
              who are actively employed on              shall be deemed to
              have satisfied the

              [ ]  (1)  Age requirement as of the Effective Date.

              [ ]  (2)  Service requirement as of the Effective Date.

              [ ]  (3)  Age and service requirements as of the Effective Date.

              [X]  (4)  N/A  (Age and Service requirements in A-2.01(c) apply to all Employees.)

         (e)  Entry Date:  Shall mean: (select one)

              [ ]  (1)  First day of Plan Year.

              [X]  (2)  First day of Plan Year and the date 6 months after the first day of the Plan Year.

              [ ]  (3)  The first day of the Plan Year and the dates which are 3, 6 and 9 months after the first day of the Plan Year. (Not Recommended)

              [ ]  (4)  First day of each month.  (Not recommended.)


             III.  PROFIT SHARING CONTRIBUTIONS AND ALLOCATIONS

A-3.01   Contributions

         (a)  The Employer shall contribute [select (1), (2) or (3)]

              [ ]  (1)  out of current or accumulated profits.

              [X]  (2)  without regard to current or accumulated profits.

              [ ]  (3)  N/A [A-3.01(a)(6) is elected]

              The amount of such contribution shall be: [select (4),(5) or (6)]

              [X]  (4)  As determined by the Board of Directors each year.

              [ ]  (5)  Other
                               -----------------------------------------------

                               -----------------------------------------------

              [ ]  (6)  The Employer will make no contribution under this
                        Section A-3.01(a). [Do not complete Sections A-3.01(b), (d) and (e). Section A-3.01(c) must still be completed.]

         (b) Allocation of contributions under A-3.01(a), above, shall be made for all Participants who are credited with at least [select (1),
              (2), or (3)]

              [X]  (1)  1,000 Hours of Service

              [ ]  (2)  500 Hours of Service

              [ ]  (3)  one Hour of Service

              during the Plan Year and [select (4) or (5)]

              [ ]  (4)  regardless of employment on the last day of the Plan
                        Year.

              [X]  (5)  who is employed with the Employer on the last day of the Plan Year.

              The preceding notwithstanding, for Plan Years beginning after December 31, 1989, if the Plan would otherwise fail to satisfy the requirements of Code Sections 401(a)(26) or 410(b) because the Employer contributions have not been allocated to a sufficient number of percentage of Participants for a Plan Year, then the following rules shall apply:

                   (6) The group of Participants eligible to share in the Employer's contribution shall be expanded to include all Participants who are employed on the last day of the Plan Year and who are credited with at least 500 Hours of Service.

                   (7) If after the application of paragraph (6) above, the applicable test is still not satisfied, then the group of Participants eligible to share in the Employer's contribution shall be further expanded to include all Participants who are credited with at least 500 Hours of Service regardless of employment on the last day of the Plan year.

              Note: Employer includes all employers who are required to be aggregated with the Employer under Code Sections 414(b), (c), (m) or (o)

         (c) If a participant dies, retires, or becomes disabled during the Plan Year and does not complete the hours requirement for a contribution, an allocation

              [X]  (1)  shall not be made on such Participant's behalf for such Plan Year.

              [ ]  (2)  shall be made on such Participant's behalf for such
                        Plan Year regardless of any last day requirement
                         elected under A-301(b)(5).

              Note: The above election applies to Profit Sharing Contributions under Section A-3.01(a), Matching Contributions under A-4.02 and Qualified Non-elective Contributions under A-4.03.

          (d) Employer contributions under this Section and forfeitures, if applicable, shall be allocated to Participant's Accounts as follows:

               [X]  (1)  NON-INTEGRATED FORMULA

                         On a pro-rata basis to all Participants in the proportion that a Participant's Compensation bears to the total of all Participant's Compensation.

               [ ]  (2)  INTEGRATED FORMULA (INTEGRATED WITH SOCIAL SECURITY)

                         Note: This Plan may not provide for permitted disparity (integration with Social Security) if the Employer maintains any other plan that provides for permitted disparity and benefits any of the same Participants.

                         STEP ONE: In any Plan Year the Plan is Top-Heavy contributions and forfeitures (if applicable) shall be allocated to all Participants in the ratio that each Participant's Compensation bears to all Participant's Compensation, but not in excess of 3% of such compensation.

                         (If the plan is not top-heavy, proceed to step two.)

                         STEP TWO: Any contributions and forfeitures not allocated in STEP ONE shall be allocated to each Participant's Account in the ratio that the sum of each Participant's total Compensation plus Compensation in excess of the integration level bears to the sum of all Participants total Compensation plus Compensation in excess of the integration level, but not in excess of the maximum disparity rate.

                         STEP THREE: Any remaining Employer contributions or forfeitures shall be allocated to each Participant's Account in the ratio that each Participant's total Compensation for the Plan Year bears to all Participants' total Compensation for that year.

                         For the purpose of this Section, Compensation shall mean Compensation as defined in Section 1.13 of the Plan.

                         The integration level shall be:

                         [ ]  (i)  The Taxable Wage Base [The maximum amount of
                                   earnings which may be considered wages for a year under Section 3121(a)(1) of the Code in effect as of the first day of the Plan Year.]

                         [ ]  (ii) $____________(Must be less than the Taxable
                                   Wage Base.)

                         The maximum profit sharing disparity rate is equal to the lesser of:

                         (a)  5.7%, or

                         (b) The applicable percentage determined in accordance with the table below:

                              If the integration level:

                              Is more          But not more      The applicable
                                than               than          percentage is
                              -------          ------------      --------------

                              $0.00            $X*                    5.7%
                               X*               80% of TWB***         4.3%
                               80% of TWB***    Y**                   5.4%

                                *  X = the greater of $10,000 or 20% of the
                                       TWB.
                               **  Y = any amount more than 80% of the TWB but
                                       less than 100% of the TWB.
                              ***TWB = Taxable Wage Base at the beginning of the
                                       Plan Year.  The TWB for 1989 is $48,000.
                                       The TWB for 1990 is $51,300.

          (e) Is any Employee who is eligible to participate under this Plan covered by any other plan [including plans of non-participating employers required to be aggregated under Section 414(b), (c),
               (m) or (o) of the Code] which is integrated with Social Security?

               [X]  (1)  No

               [ ]  (2)  Yes [may not elect A-3.01(d)(2)]

A-3.03    (a)  Rollover contributions:

          [ ]  (1)  shall not be permitted under this Plan.

          [X]  (2)  shall be permitted under this Plan.

          (b)  Rollover contributions shall be accepted from:

          [ ]  (1)  Participants only.

          [X]  (2)  Participants and non-Participants (otherwise eligible
                    Employee who have not yet satisfied the age and/or service requirements for participation).

A-3.07 ALLOCATION OF EARNINGS shall be based on the Account balance as of the beginning of the allocation period plus 1/2 of the contribution allocated at the end of the allocation period, less all withdrawals, plus investment transfers in, and less investment transfers out, unless otherwise specified.

             This plan utilizes daily accounting.
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

A-3.08    ALL FORFEITURES occurring at the end of Plan Year:    (select one)

          [X] (a) shall be used to reduce the Employer's contribution for the current Plan Year. If the Employer does not make a contribution for a Plan Year, any available forfeitures shall be treated as Employer Contributions.

          [ ] (b) shall be allocated in the same manner as Employer contributions under Section 3.01 for the current Plan Year. However, forfeitures shall not be allocated to Participants who are not employed on the last day of the Plan Year unless such allocation is required to satisfy the requirements of Code Sections 401(a) (26) and/or 410(b). (Do not elect if no Profit Sharing contribution is specified in A-3.01).

                    IV.  CASH OR DEFERRED ARRANGEMENT (CODA)

A-4.01    ELECTIVE DEFERRALS

          (a) An eligible Employee may elect to have his or her annual Compensation reduced by

               [X]  (1)  from     1     % to      20     %
                              ----------     ------------

               [ ]  (2)
                        -------------------------------------------------------
                         (Specify)

               Such election shall be in writing and in a form and manner specified by the Plan Administrator.

          (b) A participant may elect to commence, or to modify the amount of, Elective Deferrals as of:

               [ ]  (1)  the first day of each Plan Year.

               [X]  (2)  the first day of each Plan Year and the date 6
                         months after the first day of each Plan Year.

               [ ]  (3)  the first day of each Plan Year quarter.

               The Plan Administrator may permit an additional election in the event an Actual Deferral Percentage Test, performed during the Plan Year, permits or requires an adjustment in the deferral percentages.

A-4.02    MATCHING CONTRIBUTIONS

          (a)  The Employer [select (1) or (2)]

               [X] (1) shall

               [ ] (2) shall not

               make Matching Contributions to the Plan on behalf of all Participants who elect to have Elective Deferrals made under the Plan and who are credited with at least [select (3), (4) or (5)]

               [X]  (3)  1,000 Hours of Service

               [ ]  (4)  500 Hours of Service

               [ ]  (5)  one Hour of Service

               during the Plan Year and [select (6) or (7)]

               [ ]  (6)  regardless of employment on the last day of the Plan
                         Year.

               [X]  (7)  who is employed with the Employer on the last day of the Plan Year.

               The preceding notwithstanding, for Plan Years beginning after December 31, 1989, if the Plan would otherwise fail to satisfy the requirements of Code Section 401(a)(26) or 410(b) because the Employer contributions have not been allocated to a sufficient number or percentage of Participants for a Plan Year, then the following rules shall apply:

                    (1) The group of Participants eligible to share in the Employer's contribution shall be expanded to include all Participants who are employed on the last day of the Plan Year and who are credited with at least 500 Hours of Service.

                    (2) If after the application of paragraph (1) above, the applicable test is still not satisfied, then the group of Participants eligible to share in the Employer's contribution shall be further expanded to include all Participants who are credited with at least 500 Hours of Service regardless of employment on the last day of the Plan year.

               Note: Employer includes all employers which are required to be aggregated with the Employer under Code Sections 414(b), (c), (m) or (o).

          (b) The employer shall contribute and allocate to each Participant's Matching Contribution Account:

               [ ]  (1)  an amount equal to ___________ percent of the
                         Participant's Elective Deferrals.

               [X]  (2)  a discretionary matching contribution equal to a percentage (to be determined each year by the Employer) of each Participant's Elective Deferrals.

          (c)  The Employer shall not match Elective Deferrals in excess of
                    6.0    percent of a Participant's
               -----------

               [ ]  (1)  compensation per pay period.
               [X]  (2)  annual compensation.

          (d) The Matching Contribution allocated to any Participant's account for the Plan Year shall not exceed

               [ ]  (1)  $
                           --------------

               [X]  (2)  N/A

          (e) Matching Contributions shall be vested in accordance with the following schedule:

               [ ]  (1)  100% vested at all times.

               [X]  (2)  The vesting schedule as elected in A-11.02 of the
                         Adoption Agreement.

          (f)  Matching contributions shall be made

               [ ]  (1)  only from current or accumulated profits.

               [X]  (2)  without regard to current or accumulated profits.

A-4.03    (a)  Qualified Non-elective Contributions shall be allocated to the accounts of Non-highly Compensated Participants who are credited with at least [select (1), (2) or (3)]

               [X]  (1)  1,000 Hours of Service

               [ ]  (2)  500 Hours of Service

               [ ]  (3)  one Hour of Service

               during the Plan Year and [select (4) or (5)]

               [ ]  (4)  regardless of employment on the last day of
                         the Plan Year.

               [X]  (5)  who is employed with the Employer on the last day of the Plan Year.

               The preceding notwithstanding, for Plan Years beginning after December 31, 1989, if the Plan would otherwise fail to satisfy the requirements of Code Sections 401(a)(26) or 410(b) because the Employer contributions have not been allocated to a sufficient number or percentage of Participants for a Plan Year, then the following rules shall apply:

                    (1) The group of Participants eligible to share in the Employer's contribution shall be expanded to include all Participants who are employed on the last day of the Plan Year and who are credited with at least 500 Hours of Service.

                    (2) If after the application of paragraph (1) above, the applicable test is still not satisfied, then the group of Participants eligible to share in the Employer's contribution shall be further expanded to include all Participants who are credited with at least 500 Hours of Service regardless of employment on the last day of the Plan year.

               Note: Employer includes all employers required to be aggregated with the Employer under Code Sections 414(b), (c), (m) or (o).

A-4.13 Pre-retirement distributions of a Participant's entire Account balance, including Elective Deferrals and Qualified Non-elective Contributions, upon attainment of age 59 1/2 (may not be less than 59 1/2)

         [X]  (a)  shall

         [ ]  (b)  shall not

         be permitted provided the Participant is 100% vested, and the balance in the Participant's Account has accumulated for at least two (2) years or the Participant has completed five (5) years of participation in the Plan.

A-4.14   Distributions on account of financial hardship

         [X]  (a)  shall

         [ ]  (b)  shall not

         be permitted to the extent provided in Section 4.14, and subject to applicable regulations.

         Distributions on account of financial hardship shall be made only from:

         [X] (c) Elective Deferrals (and any earnings credited to a Participant's Elective Deferral account as of the end of the last Plan Year ending before July 1, 1989.) The amount available for distribution shall include the amount credited to the Participant's Qualified Matching Contribution and Qualified Non-elective Contribution accounts as of the end of the last Plan Year ending before July 1, 1989.

         [X] (d) Account balances which are not subject to the withdrawal restrictions of Section 4.13 provided the Participant is 100% vested, and the funds have accumulated for at least two
                   (2) years or the Participant has completed five (5) years of participation in the Plan.

         Note: Hardship withdrawal provisions for funds described in (d) above, are protected benefits under Code Section 411(d)(6). If the conditions described in Section 4.14 are more restrictive than those in effect immediately prior to the adoption of this Plan, the prior conditions shall continue to apply to all such funds including those which have accrued after the date this Plan is adopted, and the Employer should attach to this Adoption Agreement a hardship withdrawal policy statement fully describing the objective and nondiscriminatory conditions applicable to such withdrawals.

                            V. LIMITATIONS ON ALLOCATIONS

If the Employer maintains or ever maintained another qualified plan in which any Participant in this Plan is (or was) a Participant or could become a Participant, the Employer must complete this Section. The Employer must also complete this Section if it maintains a welfare benefit fund, as defined in
Section 419(e) of the Code, or an individual medical account, as defined in
Section 415(l)(2) of the Code, under which amounts are treated as Annual Additions with respect to any Participant in this Plan.

A-5.11 If the Participant is covered under another qualified Defined Contribution plan maintained by the Employer, other than a Master or Prototype plan:

         [ ] (a) The provisions of Sections 5.05 through 5.10 of Article V shall apply as if the other plan were a Master or Prototype plan.

         [ ]  (b)  Provide the method under which the plans shall limit total
                   Annual Additions to the Maximum Permissible Amount, and shall properly reduce any excess amounts, in a manner that precludes Employer discretion.

                   ----------------------------------------------------------

                   ----------------------------------------------------------

                   ----------------------------------------------------------

                   ----------------------------------------------------------

         [X]  (c)  N/A   The Employer maintains no other plan which provides an
                   Annual Addition as defined under Section 5.13(a).

A-5.12 If the participant is or has ever been a participant in a Defined Benefit plan maintained by the Employer:

         [ ] (a) The Annual Additions which may be credited to the Participant's Account under this Plan shall not be limited other than by the Maximum Permissible Amount as defined in
                   Section 5.13(k). If the sum of the Defined Benefit Fraction and the Defined Contribution Fraction would otherwise exceed 1.0, such sum shall be reduced to not exceed 1.0 by adjusting the Participant's Projected Annual Benefit under the Defined Benefit plan.

         [ ]  (b)  Provide language which shall satisfy the 1.0 limitation of
                   Section 415(e) of the Code. Such language must preclude Employer discretion.


                   ----------------------------------------------------------

                   ----------------------------------------------------------

                   ----------------------------------------------------------

                   ----------------------------------------------------------

         [X]  (c)  N/A The Employer does not and has never maintained a Defined
                   Benefit plan.

                           VI.  INVESTMENT OF CONTRIBUTIONS

A-6.02 Life Insurance: The Trustee may, at the direction of the Participant and subject to the requirements of Section 6.02, use a portion of each contribution to purchase life insurance.

         [ ]  (a)  Yes, subject to the guidelines outlined below, if any.


                   ----------------------------------------------------------

                   ----------------------------------------------------------

                   ----------------------------------------------------------

         [X]  (b)  No

A-6.03 Participants may direct the Trustee as to the investment of their individual Account balances which are attributable to: (check all which apply)

         [ ]  (a)  Elective Deferrals

         [ ]  (b)  Employer Matching Contributions

         [ ]  (c)  Rollovers

         [X]  (d)  All contributions regardless of source

         [ ] (e) None of the above--Participants may not direct the investment of their accounts

A-6.05   Participant Loans

         [X} (a) shall be permitted in accordance with the Employer's written loan policy.

         [ ]  (b)  shall not be permitted.

                                    VIII. BENEFITS

A-8.01   Normal Retirement Date: (select one)

         [X]  (a)  The later of the first day of the month (select one)

                   [ ]  nearest

                   [X]  on or following

                   a Participant's 65th (cannot be less than 55) birthday or the first day of the month on or following the 5th (1st - 7th or N/A) anniversary in which (select one)

                   [ ]  participation commenced

                   [X]  the Employee first performed an Hour of Service

                   but in no event later than the first day of the month on or following a Participant's N/A birthday.

         [ ] (b) The later of the first day of the Plan Year nearest a Participant's _________________ (cannot be less than 55) birthday, or the first day of the Plan Year nearest the ________________ (1st-7th or N/A) anniversary in which (select one)

                   [ ]  participation commenced

                   [ ]  the Employee first performed an Hour of Service

                   but in no event later than the first day of the Plan Year nearest a Participant's _____________________ birthday.

A-8.02   (a)  Early Retirement Date:   Shall mean:   (select one)

              [ ]  (1)  None--no Early Retirement Date.

              [X]  (2)  First day of any [X] month [ ] Plan Year on or
                        following a Participant's 55th (cannot be less than 55) birthday or after 57 (1-7 or N/A) [X] Vesting Years of Service [ ] years of participation in the Plan, whichever date is later.

         (b) Early Retirement Benefit: Upon satisfaction of the age and service requirements for Early Retirement, a Participant shall:
              (select one)

              [ ]  (1)  automatically become 100% vested in the Account.

              [X]  (2)  be entitled to the vested Account based on the vesting schedule designated in the Adoption Agreement.

A-8.04   Disability Retirement Benefit:

         (a) In the event of total and permanent disability, a Participant shall: (select one)

              [ ]  (1)  automatically become 100% vested in the Account.

              [ ]  (2)  be entitled to the vested Account based on the vesting schedule designated in the Adoption Agreement.

         (b) Disability shall mean a physical or mental impairment which is expected to result in death or blindness or which can be expected to last for a continuous period of not less than 12 months resulting in: (select one)

              [X]  (1)  an inability to engage in any substantial gainful activity for which the Participant is reasonably suited by reason of training, education and experience as determined by the Plan Administrator. The Plan Administrator may require that the Participant be examined by physician(s) selected by the Plan Administrator.

              [ ]  (2)  the Participant being entitled to Social Security
                        Disability Benefits. In the event a Participant has applied for Social Security Disability Benefits, the disability benefits provided by this Plan shall commence upon qualifying for Social Security Disability Benefits.

              [ ]  (3)  an inability to perform the normal duties for the
                        Employer as determined by the Plan Administrator. The Plan Administrator may require that the Participant be examined by physician(s) selected by the Plan Administrator.

A-8.09   Benefits shall be distributed:

         [ ] (a) only in the form of a single lump-sum payment. (May not elect if other forms were available immediately preceding the adoption of this Plan.)

         [X]  (b)  in accordance with the provisions of Section 8.08.

                             XI.  TERMINATION OF SERVICE

A-11.02 The vesting schedule for benefits (derived from the Employer's contributions pursuant to Article III) upon termination of employment shall be determined according to the selection based on Vesting Years of Service as credited in accordance with A-1.73: (select one)

         [ ]  (a)  100% vested at all times

         [ ]  (b)  100% vested after ______ (not to exceed 5) years of service.

         [ ]  (c)  20% vested after 2 years of service
                   40% vested after 3 years of service
                   60% vested after 4 years of service
                   80% vested after 5 years of service
                  100% vested after 6 years of service

         [ ]  (d)  20% vested after 3 years of service
                   40% vested after 4 years of service
                   60% vested after 5 years of service
                   80% vested after 6 years of service
                  100% vested after 7 years of service

         [X] (e) Specify: (Must in all years be as favorable as the schedule in (b) above, or as favorable as the schedule in (d) above.)

                     20  % vested after  1  years of service
                    ----                ---
                     40  % vested after  2  years of service
                    ----                ---
                     60  % vested after  3  years of service
                    ----                ---
                     80  % vested after  4  years of service
                    ----                ---
                    100  % vested after  5  years of service
                    ----                ---
                         % vested after     years of service
                    ----                ---
                         % vested after     years of service
                    ----                ---

         Note: If this is a restated plan and the vesting schedule has been amended, enter the pre-amended schedule below:

         [X]  (f)    20  % vested after  3  years of service
                    ----                ---
                     40  % vested after  4  years of service
                    ----                ---
                     60  % vested after  5  years of service
                    ----                ---
                     80  % vested after  6  years of service
                    ----                ---
                    100  % vested after  7  years of service
                    ----                ---
                         % vested after     years of service
                    ----                ---
                         % vested after     years of service
                    ----                ---

         [ ]  (g)  Vesting schedule has not been amended.

A-11.05 Distributions upon termination of Service shall be made as soon as administratively feasible following:

         [X]  (a)  Termination of employment.

         [ ] (b) The end of the Plan Year following termination of employment.

         [ ]  (c)  The end of the Plan Year during which a One-Year Break in
                   Service occurs.

         [ ]  (d)  Early or Normal Retirement Date, Death, or Disability.

         Note: May not be more restrictive than the provision in effect immediately preceding the adoption of this Plan.

A-11.09  Benefits which are no longer immediately distributable

         [ ] (a) shall not be distributed without the consent of the Participant and/or Beneficiary prior to the time required by
                   Article X.

         [X] (b) shall, subject to the requirements of Article IX, be distributed as soon as administratively feasible following the date on which they cease to be immediately distributable.

         Note: An Account balance is immediately distributable if any part of the Account balance could be distributed to the Participant (or Surviving Spouse) before the Participant attains (or would have attained if not deceased) the later of Normal Retirement Age or age 62.


                                    XV.  TOP-HEAVY

Before completing this Section of the Adoption Agreement, the Employer should carefully read Article XV of the Basic Plan Document paying particular attention to Sections 15.03 thru 15.05.

A-15.02 Minimum Top-heavy Allocations: The purpose of this Section A-15.02 is to coordinate Top-Heavy minimum contributions or benefits when two or more plans of the Employer are involved. If the Employer maintains only this plan, and has never maintained a Defined Benefit plan, the Employer is required to complete only Section (d). If the Employer maintains (or has maintained) a Defined Benefit plan, this Section should be completed only with the advice of that plan's actuary. If the Employer maintains two Defined Contribution plans, and has never maintained a Defined Benefit plan, the Employer is required to complete only Sections (c) or (d).

         (a)  If the Employer maintains a Defined Benefit plan, this Section or
                              --------- - ------- ------- ----
              Section (d) below must be completed.

              If a non-key Employee participates in both a Defined Benefit plan and a Defined Contribution plan which are part of a Required Aggregation Group or a Permissive Aggregation Group and the Top-Heavy Ratio exceeds 60% (but does not exceed 90%), Top-Heavy minimum benefits shall be provided as follows:

              [ ]  (1)  In the Defined Contribution Plan, with a minimum allocation of:

                        [ ]  (i)  5%   of total compensation (Defined Benefit
                                       and Defined Contribution Fractions
                                       computed using 100% of the dollar
                                       limitation)

                        [ ]  (ii) 7.5% of total compensation (Defined Benefit
                                       and Defined Contribution Fractions
                                       computed using 125% of the dollar
                                       limitation)

              [ ]  (2)  In the Defined Benefit Plan, with a minimum annual accrual of:

                        [ ]  (i)  2%   of the highest 5 consecutive year
                                       average compensation (Defined Benefit
                                       and Defined Contribution fractions
                                       computed using 100% of the dollar
                                       limitation)

                        [ ]  (ii) 3%   of the highest 5 consecutive year
                                       average compensation (Defined Benefit
                                       and Defined Contribution Fractions
                                       computed using 125% of the dollar
                                       limitation)

              If the Top-Heavy Ratio exceeds 90%, the minimum benefit shall be provided in:

              [ ]  (3)  the Defined Contribution plan with a minimum allocation of 5% of total compensation.

              [ ]  (4)  the Defined Benefit plan with a minimum accrual of 2%
                        of the highest 5 consecutive year average compensation

              Note: When the Top-Heavy Ratio exceeds 90%, the Defined Benefit and Defined Contribution Fractions shall be computed using 100% of the dollar limitation.

         (b)  If the Employer maintains (or has maintained) a Defined Benefit
                              ---------  -- --- ----------  - ------- -------
              plan, this Section or Section (d) below must be completed.

              If the Employer maintains both a Defined Benefit plan and a Defined Contribution plan which are part of a Required Aggregation Group or a Permissive Aggregation Group and the Top-Heavy Ratio exceeds 60% (but does not exceed 90%), a non-key Employee who participates only in the Defined Contribution plan shall receive a minimum allocation of:

              [ ]  (1)  3%   of total compensation (Defined Benefit and Defined
                             Contribution Fractions computed using 100% of the dollar limitation)

              [ ]  (2)  4%   of total compensation (Defined Benefit and Defined
                             Contribution Fractions computed using 125% of the dollar limitation)

              If the Top-Heavy Ratio exceeds 90% each non-key Employee who participates only in the Defined Contribution plan shall receive a minimum allocation of 3% of total compensation.

         (c)  If the Employer maintains two Defined Contribution plans, this
                              --------- --- ------- ------------
              Section or Section (d) below must be completed.

              If a non-key Employee participates in two Defined Contribution plans maintained by the Employer, the Defined Contribution minimum allocation requirement shall be met

              [ ]  (1)  in this plan.

              [ ]  (2)  in the other plan.
                                            ----------------------------------
                                                      (Name of Plan)

         (d)  Complete this Section only if (a), (b) and/or (c) have not been
              -------- ---- ------- ---- -- ---  --- ------ --- ---- --- ----
              completed.
              ---------

              [ ]  (1)  Specify how the plans shall provide Top-Heavy minimum benefits for non-key Employees precluding Employer discretion and avoiding inadvertent omissions.

                        ------------------------------------------------------

                        ------------------------------------------------------

                        ------------------------------------------------------

              [X]  (2)  The Employer maintains only this Plan and has never maintained a Defined Benefit Plan.

A-15.06 TOP HEAVY VESTING...If this Plan becomes a Top-Heavy Plan, the following vesting schedule for such Plan Year and each succeeding Plan Year, whether or not Top-Heavy, shall be effective and shall be treated as a Plan amendment pursuant to this Agreement.

         [ ]  (a)  100% vested after        (not to exceed 3) years of service.
                                     -------

         [ ]  (b)   20% vested after 2 years of service
                    40% vested after 3 years of service
                    60% vested after 4 years of service
                    80% vested after 5 years of service
                   100% vested after 6 years of service

         [ ] (c) Specify: (Must in all years be as favorable as the schedule in (a) above, or as favorable as the schedule in (b) above.)

                         % vested after      years of service
                   ------               -----
                         % vested after      years of service
                   ------               -----
                         % vested after      years of service
                   ------               -----
                         % vested after      years of service
                   ------               -----
                         % vested after      years of service
                   ------               -----
                         % vested after      years of service
                   ------               -----

         [X] (d) N/A, Vesting schedule in A-11.02 is equal to or more favorable than (a) or (b) above.

         However, this Section does not apply to the Account balances of any Participant who does not have an Hour of Service after the Plan has initially become Top-Heavy. Such Participant's Account balance attributable to Employer contributions and forfeitures shall be determined without regard to this section.

The adopting Employer may not rely on an Opinion Letter issued by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under Section 401 of the Internal Revenue Code. In order to obtain reliance with respect to plan qualification, the Employer must apply to the appropriate key district office for a Determination Letter.

This adoption agreement may not be used only in conjunction with basic plan document #01.

Provided the adoption of this Plan is properly registered with the Prototype Sponsor, the Prototype Sponsor shall inform the adopting Employer of any amendments made to the Plan or of the discontinuance or abandonment of the Plan. The adoption of the Plan is not properly registered unless the attached registration form along with the applicable registration fee is returned to:

                   Lincoln National Life Insurance Company
                   1300 South Clinton Street
                   P.O. Box #2248
                   Ft. Wayne, IN  46801-2248

Inquiries by adopting Employers regarding the adoption of this Plan, the intended meaning of any Plan provisions, or the effect of the Opinion Letter may be directed to the Prototype Sponsor at the above address or phone
(219) 455-4940.

Use of this Plan Document without proper registration and payment of the applicable registration fee constitutes an unauthorized use.

The Employer represents that it has consulted with its attorney with respect to its adoption of this Plan, and agrees to the provisions of the Plan and Trust.

IN WITNESS HEREOF, the Employer has caused this Agreement to be signed by its duly authorized Officer and the Trustee(s) have accepted the appointment and signed this Agreement.

                                       De Crane Aircraft Holdings, Inc. oka
                                       ---------------------------------
                                          (Legal Name of Employer) DAH, Inc.

                                       BY:

                                       /s/ Robert A. Rankin
                                       ---------------------------------
                                          (Signature of Officer)

              3-29-96                  Robert A. Rankin, CFO
-----------------------------------    ---------------------------------
              (Date)                        (Typed or Printed Name
                                             and Title of Officer)

                                       Accepted By:


-----------------------------------    ---------------------------------
              (Date)                    (Signature of Trustee) Robert A. Rankin


-----------------------------------    ---------------------------------
              (Date)                     (Signature of Trustee)


-----------------------------------    ---------------------------------
              (Date)                     (Signature of Trustee)


Participating Employer               Authorized Signature           Date
----------------------               --------------------           ----

Tri-Star Electronics, Int'l, Inc.    /s/ Robert A. Rankin          3/29/96
-------------------------------    ------------------------    ---------------

Cory Components                      /s/ Robert A. Rankin          3/29/96
-------------------------------    ------------------------    ---------------

Hollingsead, Int'l.                  /s/ Robert A. Rankin          3/29/96
-------------------------------    ------------------------    ---------------


-------------------------------    ------------------------    ---------------


Failure to properly complete this Adoption Agreement may result in disqualification of the Plan.

                                  REGISTRATION
                                       OF
                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
                                NON-STANDARDIZED
              401(k) SALARY REDUCTION PLAN AND TRUST PROTOTYPE PLAN
                         PLAN #007  IRS SERIAL #D359971a


Adopting Employer:    De Crane Aircraft Holdings, Inc. oka DAH, Inc.
                    ------------------------------------------------------------
Address:              2201 Rosecrans Avenue
                    ------------------------------------------------------------
                      El Sequndo, CA  90245
                    ------------------------------------------------------------

                    ------------------------------------------------------------

Telephone:          (310) 536-0444  FAX (310) 536-9322
                    ---------------------

List all investment contract and plan numbers assigned by Lincoln, if any:

     GSA #52212     PL-45374
--------------------------------------------------------------------------------

The Adopting Employer agrees to provide Lincoln with any changes to its current mailing address and to give Lincoln written notification of any plan amendment (as outlined in Section 12.02 of the Defined Contribution Prototype Plan Basic Plan #01), restatement or termination.

In consideration of the above, and of the registration fee of $150, Lincoln agrees to:

     *provide the Adopting Employer with a copy of the current Defined
      Contribution Prototype Plan Basic Plan #01 and Adoption Agreement; and

     *advise the Adopting Employer of any amendments made to the Prototype
      Plan; and

     *inform the Adopting Employer of any changes in the Prototype Plan's qualified status; and

     *inform the Adopting Employer of any discontinuance or abandonment of the Prototype Plan.

This registration does not effect the rights and obligations of Lincoln or the Adopting Employer under any other arrangement, including (but not limited to) Lincoln's right to charge an additional fee for providing an updated Prototype Plan and/or Adoption Agreement.

Continued reliance by the Adopting Employer upon the Prototype Plan's favorable Opinion Letter from the IRS is dependant upon the Adopting Employer adopting the current version of the Prototype Plan.

Please sign and return this registration form, together with the registration fee, to:
               Lincoln National Life Insurance Company
               1300 South Clinton Street
               P.O. Box 2248
               Fort Wayne, IN  46801-2248
               Attention:  Kathy Spillson

/s/ Robert A. Rankin                              CFO                 3/29/96
--------------------------------------------------------------------------------
(Signature of Adopting Employer)                  (Title)             (Date)
Robert A. Rankin                                  CFO

                                   LOAN POLICY


Plan #  PS-45374    Plan Name  DAH Retirement Plan
       ------------           --------------------------------------------------

1)   Name of fiduciary responsible for the loan program
                                                        ------------------------
     (Specific person or position responsible for overseeing program)

2)   Loan application procedures:

     (*) Participation must fill out appropriate loan application (Lincoln National form #223598) including required spousal consent.
     (*)  Participant must sign promissory note (SAMPLE attached).
     (*) Trustee or fiduciary must sign application, assign reasonable rate and keep promissory note on file.
     (*) Application must be submitted to Lincoln National for processing. Loans will be funded first from the source of money containing the largest dollar balance in the participant's account.

3)   Basis for approval or denial of loans:

     (*) Loans will be approved if all policy specifications are met and requested loan amount is available.
     (*) Loans will be denied if any policy specifications are not met. It is the Trustee's responsibility to notify the participant if a loan is denied.

4)   Limitations on types and amounts of loans:

     a.   Loans will be granted for the following reasons:
                    Financial Hardship
               -----
                    Purchase of a Primary Residence
               -----
                    Other (please specify):
               -----                       -------------------------------------
                    ------------------------------------------------------------

     b.   Loan amounts will be limited as follows:
               (*)  1,000 minimum loan amount.
               50% Maximum loan amount is 50% of vested account balance unless --- otherwise specified below. Please note: if over 50%, it is the responsibility of the fiduciary named in #1 above to obtain collateral, process foreclosures (as necessary), and make the participant aware of possible immediate taxation penalties.
                               -------------------------------------------------
                    ------------------------------------------------------------

     c.   Other loan provisions:
               (*)  Participant may have one loan outstanding at any time.
                    Exception: a second loan may be granted provided one of the loans is a home mortgage.
               (*) A period of one month from the date the original loan is repaid in full is required before applying for a subsequent loan.
               (*) Loans may not be renegotiated (e.g. loan amount, interest rate or repayment period).
               (*) Length of loan may not exceed 5 years (except for purchase of primary residence).

               (*) Loans for active participants must be repaid through payroll deduction at least monthly.
               (*) Loans for participants on leave of absence must be repaid by personal check at least monthly.
               (*) Loans for terminated participants or beneficiaries with deferred vested balances must be paid by personal check at least monthly.
                    Other (i.e. administrative fees, higher rates, credit
               ---  reports, etc.):
                                   ---------------------------------------------

5)   Procedure for determining a reasonable rate of interest:

     (*) Rate must be commensurate with interest rates currently charges at commercial institutions for similar loans at that time.
     --- Rate of interest charged will take into effect "appropriate regional factors" and reflect rates of local or regional commercial institutions (i.e. banks, credit unions, savings & loan associations, etc.).
     ---  Other (list any specific formulas for determining reasonable rate):
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------

6)   Types of collateral acceptable for a loan:

     (*)  Up to 50% of the participant's vested account balance.
          Other (please specify type of collateral acceptable and required
     ---
          paperwork, i.e. home mortgages, certificates of deposit, etc.). Fiduciaries are responsible for obtaining and holding all collateral other than vested account balances.
                                             -----------------------------------
          ----------------------------------------------------------------------

7) Events constituting default of a loan and procedures which will be taken to preserve plan assets in the event of default:

     (*) For loans collateralized by vested account balances: if three (3) months transpire and a loan payment remains due and unpaid, the loan is in default and a taxable event occurs. The outstanding loan balance will be reported as income on Form 1099R to the participant and the IRS. No interest will be accrued following the default. The defaulted loan remains an obligation of the participant and still needs to be repaid.
     (*)  If a participant has a defaulted loan, another loan will not be granted.
          For loans collateralized by other means of collateral:  if three (3)
     ---
          months transpire and a loan payment remains due and unpaid, the loan is in default and the trustee will (please specify steps to be taken):
          ----------------------------------------------------------------------
          ----------------------------------------------------------------------
          Other (please specify):
     ---                         -----------------------------------------------
          ----------------------------------------------------------------------

Please note, if you are using the Defined Contribution Prototype Plan Document sponsored by the Lincoln National Life Insurance Company, a 5% or more owner-employee of an S corporation, a sole proprietor, a more than 10% owner of a partnership, and a 10% or more stockholder owner in a corporation, unless the stockholder is also a plan participant, (and their spouses and certain other relatives) are ineligible to receive loans from this qualified plan.

The above policy is designed to meet DOL requirements as specified under Section 2550.408b-1, as modified by DOL Advisory Opinion 89-30A, regarding written loan policies. Any changes in this policy must be submitted in writing prior to being considered for the approval of a loan.


Effective Date:                         (first day of the current Plan Year
               -------------------------
                                         unless otherwise specified)


Date    3/29/96     Trustee(s) signature(s)   /s/ Robert A. Rankin
     --------------                          -----------------------------------
                                             -----------------------------------

                               AGREEMENT #1 AMENDING

                               DAH Retirement Plan
                      401(k) Salary Reduction Plan and Trust


THIS AGREEMENT, made and entered into this 25th day of September, 1996, by and
                                           ----        ----------
between DeCrane Aircraft Holdings, Inc. oka DAH, Inc. organized under the laws of California with principal offices at El Segundo, California (hereinafter called the "Employer" or the "Company") and Robert A. Rankin (hereinafter referred to as the Trustee);

                               W I T N E S S E T H:
                               - - - - - - - - - -

That at a meeting of the Board of Directors of the Company held on the 25th day of September, 1996, certain amendments to the 401(k) Salary Reduction Prototype Plan were authorized and directed;

Now, therefore, it is agreed by and between the parties hereto that the aforementioned 401(k) Salary Reduction Plan and Trust Agreement be and it is hereby amended effective September 19, 1996 as follows:

     Section A-1.64 shall be amended to read as follows:

          "Years of Service with a predecessor employer: Years of Service with any Company acquired by DeCrane Aircraft Holdings, Inc. through acquisition, for whom this Employer does not maintain a predecessor plan shall be considered under the Plan for purposes of vesting and eligibility."

     Section A-2.01(e) shall be amended to read as follows:

          "Entry Date: Shall mean: The first day of the Plan Year and the dates which are 3, 6 and 9 months after the Plan Year."

IN WITNESS WHEREOF, the employer has caused this agreement to be signed by its duly authorized officer and the Trustees have also signed this amendment.

                              DeCrane Aircraft Holdings, Inc. oka DAH, Inc.
                              ---------------------------------------------
                                             Name of Employer


                                   BY:  /s/ Robert Rankin
                                   --------------------------------------
                                        Signature of Officer


9-25-96
--------                           --------------------------------------
Date                                   Typed or Printed Name and
                                       Title of Officer


                                   Accepted By:


9-25-96                                 /s/ Robert Rankin
-------                            ----------------------------------------
Date                                   Signature of Trustee


Participating Employer          Authorized Signature           Date
-----------------------         ---------------------          -----

Tri-Star Electronics
--------------------
International, Inc.              /s/ Robert Rankin             9-25-96
--------------------             ---------------------         -------

Cory Components                  /s/ Robert Rankin             9-25-96
--------------------             ---------------------         --------

Hollingsead International        /s/ Robert Rankin             9-25-96
--------------------------       -----------------------       --------